                                                                    EXHIBIT 99.1
                                                                    ------------

[OPTICARE LOGO]

                                          Contact: William A. Blaskiewicz
                                                   Chief Financial Officer
                                                   OptiCare Health Systems, Inc.
                                                   (203) 596-2236

FOR IMMEDIATE RELEASE

       OPTICARE REPORTS FOURTH QUARTER AND YEAR END 2004 FINANCIAL RESULTS

WATERBURY, Conn., March 31, 2005 -- OptiCare Health Systems, Inc. (Amex: OPT)
announced today for the fourth quarter ended December 31, 2004, total net revenue on a continuing operations basis increased approximately 3.9% to
$14,378,000 from $13,842,000 in the same period in 2003. For the full year, total net revenue on a continuing operations basis decreased approximately 3.6%
to $58,903,000 from approximately $61,099,000 in 2003. Results from continuing operations exclude the Company's Distribution Segment which was sold on January
12, 2005.

OptiCare also reported income from continuing operations for the fourth quarter ended December 31, 2004 of $286,000 compared to a loss of $640,000 for the fourth quarter 2003. For the year ended December 31, 2004, OptiCare reported income from continuing operations of $38,000 compared to a loss from continuing operations of $7,053,000 for the year ended December 31, 2003. The loss in 2003 resulted primarily from a one-time charge of $1,896,000 related to an early extinguishment of debt and the write-off of $4,927,000 in deferred tax assets.

"Our 2004 operating results demonstrate that the Company continues to focus on its core businesses of Consumer Vision and Managed Vision and has established a solid foundation to build upon," stated, Christopher J. Walls, OptiCare's
President and Chief Executive Officer.

In addition, on January 12, 2005, OptiCare closed a series of transactions which resulted in a significant debt reduction while increasing its equity. Taken together, these transactions lowered OptiCare's long-term debt and accounts payable by approximately $6,145,000 and $1,530,000, respectively, and increased its equity by approximately $4,445,000. The transactions included, among other things, the following:

o    Palisade Concentrated Equity Partnership, L.P., OptiCare's majority stockholder, and Linda Yimoyines, the spouse of OptiCare's Chairman and former Chief Executive Officer, purchased for approximately $4,445,000 all of OptiCare's Series D Preferred Stock;

o    OptiCare sold, effective December 31, 2004, substantially all of the assets and certain liabilities of its Distribution Division, which consisted of
     Wise Optical and its Optical Buying Group, for an aggregate purchase price of approximately $4,150,000, less a working capital adjustment of approximately $575,000 and closing costs and other direct costs of approximately $349,000, to Wise Optical, LLC and AECC/Pearlman Buying
     Group, LLC, both entities formed by OptiCare's Chairman and former Chief
     Executive Officer; and

o    OptiCare amended the terms of its revolving credit, term loan and security agreement with OptiCare's senior lender, to reduce the tangible net worth covenant for December 2004 and January 2005 from ($3,000,000) to
     ($6,500,000). Without this amendment, OptiCare would have been in violation of the tangible net worth covenant at December 31, 2004. Under the revolving credit, term loan and security agreement, as amended; OptiCare must maintain a tangible net worth of at least ($3,000,000) million after
     February 1, 2005.

"The recent sale of our Distribution Segment and the issuance of the Series D
Preferred Stock significantly lowered our debt, increased stockholders' equity and will reduce our debt service on a prospective basis which should improve the
Company's financial performance in 2005," stated Mr. Walls.

ABOUT OPTICARE HEALTH SYSTEMS, INC.

OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management and consumer vision services, including medical, surgical and optometric services and optical retail.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995,
including statements regarding OptiCare's 2005 operating or financial performance. OptiCare's actual results could differ materially from those expressed or indicated by any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk that OptiCare may not retain and attract qualified employees, OptiCare may not realize one or more of the expected benefits and efficiencies of the transaction including its debt reduction or equity investment, the impact of current and future governmental regulations, OptiCare's ability to successfully and profitably manage its operations, and growth of the operations, if any, the risks related to managed care contracting, and the ability of OptiCare to successfully raise capital on commercially reasonable terms, if at all.
Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in OptiCare's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ending December 31, 2004. Forward-looking statements speak only as of the date they are made, and OptiCare undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                               DECEMBER 31,
                                                                                      --------------------------------
                                                                                           2004              2003
                                                                                      ---------------    -------------

  ASSETS
  CURRENT ASSETS:
     Cash and cash equivalents                                                               $ 2,228          $ 1,695
     Accounts receivable, net                                                                  2,164            2,044
     Inventories                                                                               1,851            1,773
     Assets held for sale                                                                      7,894           11,578
     Notes receivable                                                                             82              105
     Other current assets                                                                        599              354
                                                                                      ---------------    -------------
         Total Current Assets                                                                 14,818           17,549
                                                                                      ---------------    -------------
  Property and equipment, net                                                                  2,628            2,761
  Goodwill                                                                                    16,663           16,565
  Intangible assets, net                                                                       1,068            1,179
  Assets held for sale, non-current                                                            1,150            4,670
  Deferred debt issuance costs, net                                                              342              398
  Notes receivable, less current portion                                                         734              791
  Restricted cash                                                                              1,413            1,158
  Other assets                                                                                   998              784
                                                                                      ---------------    -------------
          TOTAL ASSETS                                                                      $ 39,814          $45,855
                                                                                      ===============    =============

  LIABILITIES AND STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES:
     Accounts payable                                                                       $  2,727          $   734
     Claims payable and claims incurred but not reported                                       1,897            1,534
     Accrued salaries and related expenses                                                     2,743            2,186
     Accrued expenses                                                                          1,874            1,184
     Current portion of long-term debt                                                           332           10,818
     Current portion of capital lease obligations                                                 11               10
     Liabilities of held for sale business                                                     5,683            6,755
     Other current liabilities                                                                 1,119              407
                                                                                      ---------------    -------------
          Total Current Liabilities                                                           16,386           23,628

  NON-CURRENT LIABILITIES:
      Long-term debt, less current portion                                                    10,024            1,775
      Capital lease obligations, less current portion                                             19                -
      Other liabilities                                                                        1,476              405
                                                                                      ---------------    -------------
         TOTAL NON-CURRENT LIABILITIES                                                        11,519            2,180
                                                                                      ---------------    -------------

  COMMITMENTS AND CONTINGENCIES

  SERIES B 12.5% REDEEMABLE, CONVERTIBLE PREFERRED STOCK AT AGGREGATE
  LIQUIDATION PREFERENCE-RELATED PARTY                                                         6,344            5,635

  STOCKHOLDERS' EQUITY:
  Series C Preferred Stock, $.001 par value ($16,251 aggregate liquidation preference); 406,158 shares issued and outstanding at December 31, 2004
   and December 31, 2003, respectively                                                            1                1

  Common Stock, $0.001 par value; 150,000,000 shares authorized; 30,638,283 and
    30,386,061 shares issued and outstanding at December 31, 2004 and 2003, respectively          31               30

  Additional paid-in-capital                                                                  79,192           79,700
  Accumulated deficit                                                                        (73,659)         (65,319)
                                                                                      ---------------    -------------
           TOTAL STOCKHOLDERS' EQUITY                                                          5,565           14,412
                                                                                      ---------------    -------------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                 $39,814          $45,855
                                                                                      ===============    =============

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    THREE MONTHS                    TWELVE MONTHS
                                                                  ENDED DECEMBER 31,              ENDED DECEMBER 31,
                                                            ------------------------------    ------------------------------
                                                                2004              2003            2004             2003
                                                            -------------    -------------    -------------    -------------
                                                                      (UNAUDITED)

NET REVENUES:
  Managed vision                                            $       6,631    $       6,104    $      25,495    $      28,111
  Product sales                                                     2,649            2,745           11,580           11,295
  Other services                                                    4,635            4,989           19,907           18,971
  Other income                                                        463                4            1,921            2,722
                                                            -------------    -------------    -------------    -------------
   Total net revenues                                              14,378           13,842           58,903           61,099
                                                            -------------    -------------    -------------    -------------

OPERATING EXPENSES:
   Medical claims expense                                           4,882            4,749           19,156           22,000
   Cost of product sales                                              927            1,056            4,128            3,837
   Cost of services                                                 1,948            2,080            8,322            8,001
   Selling, general and administrative                              5,777            5,842           25,053           24,165
   Loss from early extinguishment of debt                             -                 48              -              1,896
   Depreciation                                                       203              335              848            1,168
   Amortization                                                        31               27              117              114
   Interest                                                           304              330            1,190            2,044
                                                            -------------    -------------    -------------    -------------
        Total operating expenses                                   14,072           14,467           58,814           63,225
                                                            -------------    -------------    -------------    -------------

Income (loss) from continuing operations before income tax            306             (625)              89           (2,126)
Income tax expense                                                     20               15               51            4,927
                                                            -------------    -------------    -------------    -------------

Income (loss) from continuing operations                              286             (640)              38           (7,053)

Discontinued operations:
Loss from discontinued operations, net of income tax               (1,131)          (1,220)          (3,973)          (5,300)
Loss on disposal of discontinued operations                        (3,401)             -             (4,405)             -
                                                            -------------    -------------    -------------    -------------

 Loss from discontinued operations                                 (4,532)          (1,220)          (8,378)          (5,300)
                                                            -------------    -------------    -------------    -------------
Net loss                                                           (4,246)          (1,860)          (8,340)         (12,353)

   Preferred stock dividends                                         (181)            (159)            (709)            (618)
                                                            -------------    -------------    -------------    -------------
Net loss available to common stockholders                   $      (4,427)   $      (2,019)   $      (9,049)   $     (12,971)
                                                            =============    =============    =============    =============

EARNINGS (LOSS) PER SHARE:
Income (loss) from continuing operations:
   Basic                                                    $        0.00    $       (0.03)   $       (0.02)   $       (0.25)
   Diluted                                                  $        0.00    $       (0.03)   $       (0.02)   $       (0.25)
Loss from discontinued operations:
   Basic                                                    $       (0.15)   $       (0.04)   $       (0.28)   $       (0.18)
   Diluted                                                  $       (0.15)   $       (0.04)   $       (0.28)   $       (0.18)
Net loss:
   Basic                                                    $       (0.14)   $       (0.07)   $       (0.30)   $       (0.43)
   Diluted                                                  $       (0.14)   $       (0.07)   $       (0.30)   $       (0.43)